Registration No. 333-129337
File No. 811-21827
Rule 497(e)

ZIEGLER EXCHANGE TRADED TRUST

Supplement Dated March 30, 2007
To
Statement of Additional Information Dated March 14, 2007

Change in Chief Compliance Officer
By action of the Board of Trustees of Ziegler Exchange Traded Trust (the “Trust”), Elizabeth A. Watkins, the Chief Compliance Officer of Ziegler Capital Management, LLC and B.C. Ziegler and Company, the Trust’s Advisor and Distributor, was appointed to serve as Chief Compliance Officer of the Trust effective March 30, 2007. Prior to joining Ziegler Capital Management, LLC and B.C. Ziegler and Company in 2003, Ms. Watkins served as Compliance Consultant to Northwestern Mutual Investment Services from 2002 to 2003 and as Vice President of Brokerage Services at Oberweis Securities, Inc. from 1999 to 2002.

Correction to “Buying and Selling Information-Creation Units” Section
The section of the Statement of Additional Information (the “SAI”) dated March 14, 2007 entitled “Buying and Selling Information-Creation Units” found on page 30 of the SAI, states that “The value of one Creation Unit of the ETF, as of March ____, 2007, was approximately $1,000,000.” The correct statement is “The initial value of one Creation Unit of the ETF is expected to be approximately $1,000,000.”